UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2025

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01	Other Matters.

As previously reported, the Board of Directors (the “Board”) of AstroNova, Inc. (the “Company”) determined to reschedule the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), previously scheduled for Wednesday, July 9, 2025. On August 28, 2025, the Board established Tuesday, December 2, 2025 (the “New Meeting Date”) as the rescheduled date for the 2025 Annual Meeting. The Board has set October 13, 2025 as the record date relative to the New Meeting Date for the 2025 Annual Meeting. The time, location and means of attending the 2025 Annual Meeting will be specified in the Company’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting.

The Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) was held on June 11, 2024. As the New Meeting Date is more than 30 days after the first anniversary of the 2024 Annual Meeting, the Company is informing shareholders of this change in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is informing shareholders of the new dates described below for submitting shareholder proposals and other matters for consideration at the 2025 Annual Meeting.

Pursuant to Rule 14a-8 of the Exchange Act, a shareholder intending to present a proposal to be included in the proxy statement for the 2025 Annual Meeting must deliver the proposal in writing to the Company’s Secretary at its corporate office at 600 East Greenwich Avenue, West Warwick, Rhode Island, 02893 no later than a reasonable time before we begin to print and mail the proxy materials for the 2025 Annual Meeting. To be considered for inclusion in this year’s proxy materials for the 2025 Annual Meeting, shareholder proposals must be submitted in writing on or before the close of business on October 3, 2025, which the Company believes to be a reasonable deadline under the applicable rules of the Exchange Act. In addition to complying with such deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must also comply with Rhode Island law as well as all applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Exchange Act. Any director nominations and shareholder proposals received after such deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the 2025 Annual Meeting nor will it be considered at the 2025 Annual Meeting.

Any shareholder who wishes to make a nomination or introduce an item of business at the 2025 Annual Meeting, other than pursuant to Rule 14a-8 under the Exchange Act, must deliver proper notice to the Company in writing to the Company’s Secretary at its corporate office at 600 East Greenwich Avenue, West Warwick, Rhode Island, 02893 not later than the close of business on October 3, 2025.

In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to the Company’s Secretary at its corporate office at 600 East Greenwich Avenue, West Warwick, Rhode Island, 02893 setting forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on October 3, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: September 2, 2025	By:	/s/ Thomas D. DeByle
Thomas D. DeByle
Vice President, Chief Financial Officer and Treasurer

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